STATEMENT OF ADDITIONAL INFORMATION

                                 October 31, 1996


                             THE EVERGREEN MONEY MARKET FUNDS
                        2500 Westchester Avenue, Purchase, New York 10577
                                       800-807-2940

Evergreen Money Market Fund ("Money Market")
Evergreen Tax Exempt Money Market Fund ("Tax Exempt")
Evergreen Pennsylvania Tax-Free Money Market Fund (formerly FFB Pennsylvania Tax-Free Money Market Fund)("Pennsylvania")
Evergreen Treasury Money Market Fund (formerly First Union Treasury Money Market Portfolio)("Treasury")
Evergreen Institutional  Money  Market  Fund  ("Institutional   Money  Market")
Evergreen Institutional  Tax  Exempt  Money  Market  Fund   ("Institutional Tax
Exempt")
Evergreen Institutional Treasury Money Market Fund ("Institutional Treasury")


This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated October 31, 1996 for the Fund in which you are making or contemplating an investment. The Evergreen Money Market Funds are offered through six separate prospectuses: one offering Class A and Class B shares of Money Market and Class A shares of Tax Exempt and Treasury, one offering Class A shares of Pennsylvania, one offering Class Y shares of Money Market, Tax Exempt and Treasury, one offering Class Y shares of Pennsylvania, one offering Institutional Service shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury and one offering Institutional shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury. Copies of each Prospectus may be obtained without charge by calling the number listed above.

TABLE OF CONTENTS



Investment Objectives and Policies................................ 2
Investment Restrictions........................................... 4
Certain Risk Considerations....................................... 9
Management........................................................ 9
Investment Advisers............................................... 15
Distribution Plans................................................ 19
Allocation of Brokerage........................................... 22
Additional Tax Information........................................ 23
Net Asset Value................................................... 25
Purchase of Shares................................................ 26
Performance Information........................................... 32
Financial Statements.............................................. 34
Appendix A - Description of Bond, Municipal Note and Commercial Paper Ratings Appendix B - Special Considerations Relating to Investment In Pennsylvania Municipal Issuers

                           INVESTMENT OBJECTIVES AND POLICIES
(See also "Description of the Funds -Investment Objectives and Policies" in each Fund's Prospectus)

The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds - Investment Objectives and Policies" in the relevant Prospectus. The following expands upon the discussion in the Prospectus regarding certain investments of the following Funds:

Tax Exempt, Pennsylvania and Institutional Tax Exempt

To attain its objectives, each Fund invests primarily in high quality Municipal Obligations which have remaining maturities not exceeding thirteen months. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. For information concerning the investment quality of Municipal Obligations that may be purchased by the Fund, see "Investment Objective and Policies" in the Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security.

For the purpose of certain requirements under the Investment Company Act of 1940 (the "1940 Act") and each Fund's various investment restrictions, identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes (TANs), bond anticipation notes (BANs), revenue anticipation notes (RANs), construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenue are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the U.S. Government.

Municipal Commercial Paper. Municipal commercial paper is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt.

Municipal Leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees of each Trust under which each Fund operates may adopt guidelines and delegate to the Adviser (as defined below) the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Adviser may consider such factors as the frequency of trades for the obligations, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities.

For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

As described in each Fund's Prospectus, the Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. A Fund will enter into repurchase agreements only with broker-dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund's Adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The Fund's Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements may be considered to be loans under the 1940 Act, collateralized by the underlying securities.


Each Fund may engage in the following investment activities:

Securities With Put Rights (or "stand-by commitments"). When a Fund purchases Municipal Obligations it may obtain the right to resell them, or "put" them, to the seller (a broker-dealer or bank) at an agreed upon price within a specific period prior to their maturity date. The Fund does not limit the percentage of its assets that may be invested in securities with put rights.

The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, each Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

A Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. Each Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

The acquisition of a put will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where a Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by that Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

 .........Except  as noted,  the  investment  restrictions  set  forth  below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1........Concentration of Assets in Any One Issuer

 .........Tax Exempt,  Pennsylvania,  Money Market,  Institutional Tax Exempt and
Institutional Money Market may not invest more than 5% of their total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of Tax Exempt's, Institutional Tax Exempt's and
Pennsylvania's   total  assets  may  be  invested  without  regard  to  such  5%
limitation.   For  this  purpose  each   political   subdivision,   agency,   or
instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

2........Ten Percent Limitation on Securities of Any One Issuer

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

3........Investment for Purposes of Control or Management

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market* nor Institutional Tax Exempt* may invest in companies for the purpose of exercising control or management.

4........Purchase of Securities on Margin

 .........Neither Money Market, Pennsylvania, Tax Exempt, Treasury, Institutional
Money Market*, Institutional Tax Exempt* nor Institutional Treasury* may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5........Unseasoned Issuers

 .........Money  Market and Institutional  Money Market* may not invest more than
5% of their total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

 .........Tax Exempt and Institutional Tax Exempt* may not invest more than 5% of their total assets in taxable securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except that (i) each Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, and
(ii) each Fund may invest in municipal securities.

6........Underwriting

 .........Money Market, Pennsylvania,  Tax Exempt, Institutional Money Market and
Institutional Tax Exempt may not engage in the business of underwriting the securities of other issuers; provided that the purchase by Tax Exempt and Institutional Tax Exempt of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Fund's investment program shall not be deemed to be an underwriting.

7........Interests in Oil, Gas or Other Mineral Exploration or Development
Programs

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market* nor Institutional Tax Exempt* may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

8........Concentration in Any One Industry

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations
issued   or   guaranteed   by  the   U.S.   government   or  its   agencies   or
instrumentalities, or with respect to Pennsylvania, Tax Exempt and Institutional Tax Exempt, to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S.
banks.

9........Warrants

 .........Tax Exempt and Institutional Tax Exempt* may not invest more than 5% of their total net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

10.......Ownership by Trustees/Officers

 .........Neither  Money  Market,  Tax  Exempt,  Treasury,   Institutional  Money
Market*, Institutional Tax Exempt* nor Institutional Treasury* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.......Short Sales

 .........Neither  Money  Market,  Tax  Exempt,  Treasury,   Institutional  Money
Market*, Institutional Tax Exempt* nor Institutional Treasury* may make short sales of securities or maintain a short position; except that, in the case of Treasury, Institutional Treasury, Institutional Tax Exempt and Institutional Money Market, at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

12.......Lending of Funds and Securities

 .........Tax  Exempt and  Institutional  Tax Exempt may not lend their  funds to other persons; however, they may purchase issues of debt securities, enter into repurchase agreements and acquire privately negotiated loans made to municipal borrowers.

 .........Money Market and Institutional Money Market may not lend their funds to other persons, provided that they may purchase money market securities or enter into repurchase agreements.

 .........Treasury and Institutional  Treasury will not lend any of their assets, except that they may purchase or hold U.S. Treasury obligations, including repurchase agreements.

 .........Neither Money Market, Pennsylvania, Tax Exempt, Treasury, Institutional
Money Market, Institutional Treasury nor Institutional Tax Exempt may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets (5% in the case of Pennsylvania).

13.......Commodities

 .........  Money  Market,  Tax  Exempt,   Treasury*,   Institutional  Treasury*,
Institutional Money Market* and Institutional Tax Exempt* may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

14.......Real Estate

 .........The Funds may not purchase,  sell or invest in real estate or interests in real estate, except that Money Market and Institutional Money Market may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, Tax Exempt and Institutional Tax Exempt may purchase municipal securities and other debt securities secured by real estate or interests therein and Pennsylvania may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

15.......Borrowing, Senior Securities, Reverse Repurchase Agreements

 ......... Money Market, Tax Exempt, Institutional Money Market and Institutional
Tax Exempt may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. The Funds will not enter into reverse repurchase agreements exceeding 5% of the value of their total assets.

 .........Pennsylvania  shall not  borrow  money,  issue  senior  securities,  or pledge, mortgage or hypothecate its assets, except that the Fund may borrow from banks if immediately after each borrowing there is asset coverage of at least 300%.

 .........Treasury  and  Institutional  Treasury will not issue senior securities except that each Fund may borrow money directly, as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets, or in an amount up to one- third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized. Each Fund will not purchase any securities while borrowings in excess of 5% of the total value of its total assets are outstanding. Each Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. Treasury and Institutional Treasury will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Treasury and Institutional Treasury may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

16.......Options

 .........Money Market, Tax Exempt, Institutional Money Market* and Institutional
Tax Exempt* may not write, purchase or sell put or call options, or combinations thereof, except Money Market and Institutional Money Market may do so as permitted under "Description of the Funds - Investment Objective and Policies" in each Fund's Prospectus and Tax Exempt and Institutional Tax Exempt may purchase securities with rights to put securities to the seller in accordance with its investment program.

 .........Pennsylvania shall not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put or demand rights.

17.......Investment in Municipal Securities

 .........Pennsylvania,  Tax Exempt and  Institutional  Tax Exempt may not invest more than 20% of its total assets in securities other than municipal securities (as described under "Description of Funds - Investment Objectives and Policies" in each Fund's Prospectus), unless extraordinary circumstances dictate a more defensive posture.

18.......Investment in Money Market Securities

 .........Money Market may not purchase any securities other than money market instruments(as described under "Description of Funds - Investment Objectives and Policies" in the Fund's Prospectus).

19.......Investing in Securities of Other Investment Companies

 .........Treasury*,  Money Market*,  Pennsylvania*,  Tax Exempt*,  Institutional
Treasury*, Institutional Money Market* and Institutional Tax Exempt* will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by the Funds in shares of another investment company would be subject to such duplicate expenses.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

CERTAIN RISK CONSIDERATIONS

 ...........There  can be no assurance  that a Fund will  achieve its  investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

MANAGEMENT

The age, address and principal occupation of the Trustees and executive officers of Evergreen Investment Trust (formerly First Union Funds), The Evergreen Municipal Trust, Evergreen Tax Free Trust (formerly FFB Funds Trust) and Evergreen Money Market Trust (each a "Trust" and collectively the "Trusts"), during the past five years are set forth below:

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (69), 2 Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Gerald  M.  McDonnell  (57),  209  Harris  Drive,  Norfolk,   NE-Trustee.  Sales
Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990.

William Walt Pettit* (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Russell A. Salton, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC-Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1995; President, Primary Physician Care from 1990 to 1995.

Michael S. Scofield (53), 212 S. Tryon Street Suite 1280, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee Emeritus. Corporate consultant since 1967.

John J. Pileggi (37), 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

Joan V. Fiore (40), 237 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

The officers listed above hold the same positions with thirteen investment companies offering a total of forty-one investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin, Bam and Jeffries are Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust.)
----------

* Mr. Pettit may be deemed to be an "interested person" within the meaning of the 1940 Act.

The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser." Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. Evergreen Investment Trust, Evergreen Money Market Trust and The Evergreen Municipal Trust pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses. The Evergreen Tax Free Trust pays each Trustee who is not an "affiliated person" a fee per meeting attended, plus expenses, as follows:

Name of Fund                    Annual Retainer             Meeting Fee

Evergreen Investment Trust -    $15,000*                    $2,000*
    Treasury

Evergreen Money Market Trust -  $4,000**
    Money Market                                            $100
    Institutional Money Market                              $100
    Institutional Treasury                                  $100

The Evergreen Municipal Trust -       **
    Tax Exempt                                              $100
    Institutional Tax Exempt                                $100

Evergreen Tax Free Trust -      -0-
    Pennsylvania                                            $100

---------------------------

* The annual retainer and the per meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series.

** Allocated among the Evergreen Money Market Trust (which offers three investment series) and The Evergreen Municipal Trust (which offers five investment series).


In addition:

  (1) Each non-affiliated Trustee is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

  (2) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

  (3)     Each member of the Audit Committee is paid an annual retainer of $500.

  (4) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the fees that are payable to regular Trustees.

     Set forth below for each of the Trustees is the aggregate compensation paid to such Trustees by each of Evergreen Investment Trust, The Evergreen Municipal Trust and Evergreen Money Market Trust for the fiscal year ended August 31, 1996 and by Evergreen Tax Free Trust for the period January 19, 1996 (the date of their election as Trustees) through August 31, 1996.

                                                                      Total
                            Aggregate Compensation From Trust       Compensation
                    Evergreen   The                                  From Trusts
                    Money       Evergreen     Evergreen   Evergreen   & Fund
Name of             Market      Municipal     Investment  Tax Free  Complex Paid
Trustee             Trust       Trust         Trust       Trust      to Trustees


Laurence Ashkin    $4,108       $4,038             0      $ 611       $33,050

Foster Bam          4,108        4,038             0        611        33,050

James S. Howell     4,466        4,287        25,779        606        62,825

Gerald M.           4,018        3,963        22,166        606        56,300
 McDonnell

Thomas L.           4,190        4,053        22,706        606        57,425
 McVerry

William Walt        3,968        3,927        21,987        606        55,925
 Pettit

Russell A.          3,968        3,927        21,987        606        58,575
 Salton, III, M.D.

Michael S.          3,968        3,927        21,987        606        58,575
 Scofield

Robert Jeffries*    2,648        2,686             0        311        21,813
--------------------

*  Robert J. Jeffries has been serving as a Trustee Emeritus since January 1,
1996.

      As of the date of this Statement of Additional Information, the officers and Trustees of each of the Trusts as a group owned less than 1% of the outstanding shares of any of the Funds.

     Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of August 31, 1996.


                                    Name of                          % of
Name and Address*                   Fund/Class       No. of Shares   Class/Fund
------------------                  ----------       -------------   ----------

First Union National Bank of FL   Money Market/A    441,116,098   25.13% /16.73%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Money Market/A    189,391,713   10.70% / 7.18%
Cap Account
Attn: Shelia Bryendon CMG 1164
One First Union Center
301 S. College Street
Charlotte, NC  28202-6000


First Union National Bank of NJ   Money Market/A    105,731,878    6.02% / 4.01%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank         Money Market/A    212,302,903   12.09% / 8.05%
Trust Accounts
Attn Ginny Batten CMG 1151-2
401 Tryon Street 3rd Fl.
Charlotte NC 28288

First Union National Bank         Money Market/Y    176,135,042  26.22% / 6.68%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union Insurance Group       Money Market/Y     35,800,000   5.33% / 1.36%
Attn Harry Laderer
301 S. Tryon Street
Charlotte, NC  28288-0001
                                                                 12


First Union National Bank of FL   Tax-Exempt/A      194,707,088  29.47% / 15.23%
Attn:  Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Tax-Exempt/A      148,212,559  22.43% / 11.60%
Cap Account
Attn: Shelia Bryendon CMG 1164
One First Union Center
301 S. College Street
Charlotte, NC  28288-0001


First Union National Bank of GA   Tax-Exempt/A       38,452,170    5.82% / 3.01%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank         Tax-Exempt/A      58,110,478    8.80% /14.55%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-151
301 S. Tryon Street
Charlotte, NC  28288


First Union National Bank         Tax-Exempt/Y     105,527,990   17.09% /8.26%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-151
301 S. Tryon Street
Charlotte, NC  28288


St Joe Forest Prod Specl Acct      Tax-Exempt/Y     71,030,564   11.50%/5.56%
Attn Susan Bacher Treas Mgr.
301 S. Tryon Street
Charlotte, NC 28288

St Joe Industries Inc. Special    Tax-Exempt/Y     64,548,439   10.45%/5.05%
Attn David Childers III
301 S. Tryon Street
Charlotte, NC 28288


First Union National Bank of FL   Treasury/A       441,570,610  16.03% / 13.11%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Treasury/A       270,046,253   10.36% / 8.02%
Attn: Cap Account Dept.
One First Union Center
301 S. College Street
Charlotte, NC  28202-6000

First Union National Bank of VA   Treasury/A       152,550,548   5.85% / 4.53%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Treasury/A       858,336,465   32.91% / 25.49%
Trust Accounts
Attn: Ginny Batten
11th  Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank of NC   Treasury/Y       685,143,280   90.15% / 20.34%
Trust Accounts
Attn: Ginny Batten
11th  Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Dalick Feith &                    Pennsylvania/Y     2,849,082   5.89% / 4.04%
Rose Feith JT Ten
301 S. Tryon Street
Charlotte, NC  28288-0001

Johnathan B Detwiller             Pennsylvania/Y       2,873,457    5.95%/ 4.07%
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union National Bank         Pennsylvania/Y      14,284,140   29.55%/20.25%
Trust Accounts
Attn Ginny Batten CMG 11512
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union Nation Bank of PA     Pennsylvania/A      18,119,249   81.63%/25.69%
Attn Cap Account Dept.
One First Union Center
Charlotte NC 28288


     Form Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on August 31, 1996, of 90.15% of Class Y shares and 43.27% Class A shares of Treasury Money Market Fund, 29.55% and 81.63%, respectively, of Class Y and Class A shares of Pennsylvania Money Market Fund, 26.22% of Class Y and 54.04% of Class A shares of Money Market Fund and 66.52% of Tax Exempt Money Market Fund, First Union may be deemed to "control" those Funds as that term is defined in the 1940 Act.

                           INVESTMENT ADVISERS
     (See also "Management of the Funds" in each Fund's Prospectus)

The investment adviser of Money Market and Tax Exempt is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser."). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Treasury, Institutional Treasury, Institutional Money Market, Institutional Tax Exempt and Pennsylvania is FUNB which provides investment advisory services through its Capital Management Group. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President.

On June 30, 1994, Evergreen Asset and Lieber and Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors' qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned subsidiary of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Money Market and Tax Exempt entered into a new investment advisory agreement with EAMC and into a distribution agreement with Evergreen Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz LLC. At that time, EAMC also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser.

The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued. The new advisory and sub-advisory agreements were approved by the shareholders of Money Market and Tax Exempt at their meeting held on June 23, 1994, and became effective on June 30, 1994.

Prior to January 1, 1996, First Fidelity Bank, N.A. ("First Fidelity") acted as investment adviser to Pennsylvania. On June 18, 1995, First Union entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Fidelity Bancorporation ("FFB"), the corporate parent of First Fidelity which provided, among other things, for the merger (the "Merger") of FFB with and into a wholly-owned subsidiary of First Union. The Merger was consummated on January 1, 1996. As a result of the Merger, FUNB and its wholly-owned subsidiary, Evergreen Asset succeeded to the investment advisory and administrative functions currently performed by various units of First Fidelity.

Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

     The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:




TAX EXEMPT           Year Ended          Year Ended         Year Ended
                     8/31/96             8/31/95            8/31/94
Advisory Fee         $5,540,924         $2,329,035          $2,126,246

Waiver               (1,243,131)         (558,942)          (1,256,653)
                     -----------         ---------          ----------
Net Advisory Fee     $4,297,793         $1,770,093          $869,593
                     ===========         =========           =========

MONEY MARKET         Year Ended         Year Ended         Year Ended
                     8/31/96            8/31/95            8/31/94
Advisory Fee         $8,346,173        $1,831,518         $1,245,513

Waiver               (2,427,423)        (732,723)          (974,438)
                     -----------        ---------          ---------
Net Advisory Fee     $5,918,750        $1,098,795         $271,075
                      =========         =========          =========

PENNSYLVANIA         Six Months         Year Ended         Year Ended
                     ended 8/31/96*     2/29/96            2/28/95
Advisory Fee         $148,591           $312,440           $85,049

Waiver               (59,186)           (241,213)           (85,049)
                     --------           ---------           ---------
Net Advisory Fee     $89,405            $ 71,227            $      0
                     =======            =========           =========

 TREASURY            Year Ended        Eight Months        Year Ended
                                                              Ended
                     8/31/96           8/31/95**           12/31/94
Advisory Fee         $8,857,503        $2,814,251          $2,549,955

Waiver               (2,109,068)       (1,258,611)        (1,948,237)
                     ----------         ---------          ---------
Net Advisory Fee     $6,748,435        $1,555,640          $601,718
                      =========         =========           =========
--------------------

* The Fund changed its fiscal year from February 28 to August 31.

** The Fund changed its fiscal year from December 31 to August 31.


Expense Limitations

Evergreen Asset as Adviser to Money Market and Tax Exempt has, pursuant to each Investment Advisery Agreement, agreed to reimburse each Fund to the extent that any of these Funds' aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, and for such Funds Class A and Class B shares, as applicable, Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed 1.00% of their average net assets for any fiscal year. FUNB as Adviser to Institutional Money Market, Institutional Tax Exempt and Institutional Treasury has voluntarily agreed to reimburse each Fund to the extent that any of these Funds' aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, and for such Funds Institutional Service shares Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed .20 of 1.00% of their average net assets for any fiscal year for Institutional Class Shares and .45 of 10% for Insitutional Service Class shares.

The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to Money Market and Tax Exempt, dated June 30, 1994, were each last approved by the Trustees of each Trust on February 8, 1996 and will continue from year to year provided that such continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund. With respect to Treasury, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter was last approved by the Trustees on February 8, 1996 and it will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of the Fund. With respect to Pennsylvania, the Investment Advisory Agreement dated January 1, 1996 was first approved by the shareholders of the Fund on December 12, 1995 and will continue until January 1, 1998 and from year to year with respect to the Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of the Fund. With respect to Institutional Money

Market,  Institutional  Tax Exempt and  Institutional  Treasury,  the Investment
Advisory Agreements dated September 30, 1996 were approved by each Fund's initial shareholder on September 30, 1996, and will continue in effect until September 30, 1998, and thereafter from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB acts as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

Prior to July 1, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, Treasury incurred $1,264,550, $601,034 and $462,002, respectively, in administrative service costs.

Prior to January 19, 1996, Furman Selz LLC acted as administrator for Pennsylvania. For the fiscal period ended January 18, 1996 and the fiscal years ended February 28, 1995 and 1994 Furman Selz LLC waived its entire administrative fee.

On July 1, 1995, Evergreen Asset, in the case of each of the portfolios of Evergreen Investment Trust, on January 19, 1996, in the case of Pennsylvania, and on the date of this Statement of Additional Information in the case of Institutional Treasury, Institutional Money Market and Institutional Tax Exempt, commenced providing administrative services for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30
billion.   Furman  Selz  LLC  an  affiliate  of  the   Distributor,   serves  as
sub-administrator to Treasury, Institutional Treasury, Institutional Money Market, Institutional Tax Exempt and Pennsylvania and is entitled to receive a fee based on the average daily net assets of Treasury, Institutional Treasury, Institutional Money Market, Institutional Tax Exempt and Pennsylvania at a rate from the Fund calculated on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion;
 .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset or FUNB serve as investment adviser as of August 31, 1996 were approximately $15.7 billion.


DISTRIBUTION PLANS

Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A shares of Money Market, Tax Exempt, Treasury, Pennsylvania, Institutional Service shares of Intitutional Treasury, Institutional Money Market and Institutional Tax Exempt, and for Money Market, its Class B shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares.

Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Institutional Service and Class B shares, as applicable, (to the extent that each Fund offers such classes) (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of each Trust (as defined in the 1940 Act) are committed to the discretion of such disinterested Trustees then in office.

Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

Money Market commenced offering Class A and Class B shares and Tax Exempt commenced offering Class A shares, on January 3, 1995. Each Plan with respect to such Funds became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of each Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreements between each Fund and the Distributor, pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A and Class B shares were also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Treasury as well as other portfolios of Evergreen Investment Trust. The Distribution Agreement between Treasury and the Distributor pursuant to which distribution fees are paid under the Plan by Treasury with respect to its Class A shares was approved on June 15, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately. In the case of Pennsylvania, FFB Funds Distributor, Inc. served as distributor prior to January 19, 1996. The Distribution Agreement between Pennsylvania and the Distributor pursuant to which distribution fees are paid under the Plan by Pennsylvania with respect to its Class A shares was approved on January 19, 1996 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

On October 1, 1996 Institutional Money Market, Institutional Tax Exempt and Institutional Treasury commenced the offering of each Fund's Institutional Service shares. Each Plan with respect to such Funds became effective on August 1, 1996 and was initially approved by the sole shareholder of each Fund on September 30, 1996 and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on August 1, 1996. The Distribution Agreements between each Fund and the Distributor, pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Institutional Service shares were also approved at the August 1, 1996 meeting by the unanimous vote of the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class and, in either case, by a majority of the Trustees of the
                                                                 20

Trust who are not parties to the Distribution Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to each Fund's Class A, Institutional Service and Class B shares, as applicable. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of each Fund's Class A, Institutional Service, and Class B shares, as applicable and (ii) stimulate administrators to render administrative support services to the Funds and holders of such shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding each Fund's Class A, Institutional Service, and Class B shares, as applicable; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Institutional Service, and Class B shares, as applicable.


In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of shares of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes of shares, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of such Class or Classes of shares through deferred sales charges.

All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

Fees Paid Pursuant to Distribution Plans. Treasury, Money Market, Tax Exempt and Pennsylvania incurred the following distribution service fees:


Treasury.  For the fiscal year ended August 31, 1996, $6,381,827 on behalf of

Class A shares.

Money Market. For the fiscal year ended August 31, 1996, $3,910,297 on behalf of Class A shares and $68,566 behalf of Class B shares.

Tax Exempt. For the fiscal year ended August 31, 1996, $1,898,665 on behalf of Class A shares.

Pennsylvania. For the six months ended August 31, 1996 (commencement of operations), $24,476 on behalf of Class A shares.

Information   pertaining   to  such  fees  for   Institutional   Money   Market,
Institutional Tax Exempt and Institutional Treasury has not been included because these Funds have not completed a full year of operation.

ALLOCATION OF BROKERAGE

Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the Securities and Exchange Commission, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to the Fund with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, a Fund will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Fund will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

ADDITIONAL TAX INFORMATION

(See also "Taxes" in the Prospectus)

Each Fund other than Institutional Money Market, Institutional Tax Exempt and Institutional Treasury has qualified and intends to continue to qualify, and Institutional Money Market, Institutional Tax Exempt and Institutional Treasury intend to qualify, for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward foreign contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income.

Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Exempt, Pennsylvania and Institutional Tax Exempt

To the extent that a Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

NET ASSET VALUE

The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

The public offering price of shares of a Fund is its net asset value. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund twice daily, at 12 noon Eastern time and as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. Each Fund's securities are valued at amortized cost.
Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, a constant straight line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

PURCHASE OF SHARES

The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares".

General

Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value without any front-end or contingent deferred sales charges or with a contingent deferred sales charge (the "deferred sales charge alternative") as described below. Class Y and Institutional shares which, as described below, are not offered to the general public or which, in the case of Institutional, are only available to investors having certain relationships with the Adviser of its affiliates, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the
Distributor. For Money Market, Tax Exempt, Pennsylvania and Treasury, the minimum for initial investments is $1,000; there is no minimum for subsequent investments. For Institutional Money Market, Institutional Tax Exempt and
Institutional Treasury, the minimum amount for initial investments is $1,000,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Institutional Service or Class B shares.



Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined, as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates are not issued for any class of shares of any Fund, although such shares remain in the shareholder's account on the records of a Fund. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

The Funds issue the following classes of shares:

Pennsylvania, Money Market, Tax Exempt, and Treasury: Class A shares;

Money Market: Class B shares, which should only be purchased by investors choosing the deferred sales charge alternative and who contemplate an exchange into Class B shares of other Evergreen funds;

Pennsylvania, Money Market, Tax Exempt and Treasury: Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994, owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors;

Institutional Money Market, Institutional Tax Exempt and Institutional Treasury:
Institutional Service shares, which are sold to institutional investors; and

Institutional Money Market, Institutional Tax Exempt and Institutional Treasury:
Institutional shares, which are sold to institutional investors who are clients of the Adviser or its affiliates or who have a significant business relationship with the Adviser or its affiliates.


The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A and Class B shares are subject to a Rule 12b-1 distribution fee, (II) Class B shares bear the expense of the deferred sales charge, (III) Class B shares bear the expense
                                                                 27


of a higher Rule 12b-1 distribution services fee than Class A shares and higher transfer agency costs, (IV) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A and Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial. The decision as to which Class of shares of Money Market is more beneficial depends primarily on whether or not the investor wishes to exchange all or part of any Class B shares purchased for Class B shares of another Evergreen mutual fund at some future date. If the investor does not contemplate such an exchange, it is probably in such investor's best interest to purchase Class A shares. Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares.

The Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B and Class Y shares of Money Market, Tax
Exempt, Pennsylvania and Treasury, and the Institutional Service and Institutional shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Deferred Sales Charge Alternative--Class B Shares

Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net

                                                                 28

asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

To illustrate, assume that an investor purchased 1,000 Class B shares at $1 per share (at a cost of $1,000) and, during such time, the investor has acquired 100 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 500 Class B shares, 100 Class B shares will not be subject to charge because of dividend reinvestment. Therefore, of the $500 of the shares redeemed $400 of the redemption proceeds (400 shares x $1 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The

                                                                 29

conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus) Capitalization and Organization

Evergreen  Money  Market  Fund,  Evergreen  Institutional  Money Market Fund and
Evergreen Institutional Treasury Money Market Fund are each separate series of Evergreen Money Market Trust, a Massachusetts business trust. Evergreen Tax Exempt Money Market Fund and Evergreen Institutional Tax Exempt Money Market Fund are each separate series of The Evergreen Municipal Trust, a Massachusetts business trust. The Evergreen Treasury Money Market Fund (which prior to July 7, 1995 was known as the First Union Treasury Money Market Portfolio) is a separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. On December 14, 1992, The Salem Funds changed its name to First Union Funds. The Evergreen Pennsylvania Tax Free Money Market Fund is a separate series of Evergreen Tax Free Trust. Evergreen Tax Free Trust (formerly known as FFB Funds Trust) is a Massachusetts business trust which was organized on December 4, 1985. Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

Each Fund, other than Pennsylvania, may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Pennsylvania may issue an unlimited number of shares of beneficial interest with a $.001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Fund or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.


                                                                 30

The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

An order has been received from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional classes of shares other than those described herein, no further relief from the Securities and Exchange Commission would be required.

Distributor

Evergreen Funds Distributor, Inc. (the "Distributor"), 230 Park Avenue, New York, New York 10169, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between each Fund and the Distributor, each Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

Price Waterhouse LLP has been selected to be the independent auditors of Money Market, Tax Exempt, Institutional Money Market, Institutional Treasury and

                                                                 31

Institutional Tax Exempt.

KPMG Peat Marwick LLP has been selected to be the independent auditors of Treasury and Pennsylvania.


PERFORMANCE INFORMATION
YIELD CALCULATIONS

Each Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will generally equal the total dividends declared with respect to the account.

The yields are then computed as follows:

 Current Yield = Beginning Account Value x 365/7
 Effective Yield = (1 + Total Dividend for 7 days) 365/7-1
 Tax Equivalent Yield =
 Effective Yield
 ----------------------
1 - Fed Tax rate + [state Tax Rate - (state Tax Rate x Fed Tax Rate]

Yield fluctuations may reflect changes in a Fund's net investment income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect the yield. Accordingly, a Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Since the Funds use the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. A Fund's yield is not guaranteed, and the principal is not insured.

Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' investment portfolios, portfolio maturity, operating expenses and market conditions.

It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

                                                                 32


The current yield and effective yield of each Fund (and for Tax Exempt and Pennsylvania, the tax equivalent yield) for the seven-day period ended August 30, 1996 for each Class of shares offered by the Funds is set forth in the table below. The table assumes a Federal tax rate of 36% for Tax Exempt, and a combined Federal and state tax rate for Pennsylvania of 37.8%.

                             Current            Effective   Tax Equivalent
                              Yield               Yield          Yield

Money Market
  Class A                     4.83%               4.95%
  Class B                     4.12%               4.20%
  Class Y                     5.12%               5.25%

Tax Exempt
  Class A                     3.03%               3.08%          4.81%
  Class Y                     3.33%               3.38%          5.29%

Treasury
  Class A                     4.66%               4.77%
  Class Y                     4.96%               5.08%

Pennsylvania
  Class A                     3.07%               5.02%          8.07%
  Class Y                     3.15%               5.14%          8.26%

GENERAL

From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Bank Rate Monitor
National Index which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc., Donoghue's Money Fund Report or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.


Additional Information

Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

                                                                 33



FINANCIAL STATEMENTS

The financial statements of Money Market, Tax Exempt, Treasury and Pennsylvania appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Money Market and Tax Exempt) or KPMG Peat Marwick LLP (in the case of Pennsylvania and Treasury) are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge. The initial audited financial statements of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury as of September 6, 1996 and the reports thereon of Price Waterhouse LLP appearing therein are included in this Statement of Additional Information.





                 EVERGREEN INSTITUTI0NAL MONEY MARKET FUNDS
                     STATEMENT OF ASSETS AND LIABILITIES
                             September 6, 1996




                                                         Institutional
                                     Institutional          Treasury
Assets:                               Money Market        Money Market
                                         Fund                Fund
     Cash                             $      10             $      10
     Deferred organizational expenses    13,700                13,700
                                         ------                -------
        Total assets                     13,710                13,710
                                         ------                ------
                                         ------                ------

Liabilities:

     Organizational expenses payable     13,700                13,700


Net assets:
     Paid-in Capital                         10                    10
                                             ---                   --
     Net assets                              10                    10
                                             --                    --
                                             --                    --

Net asset value per share based on (10
     shares of beneficial interest issued
     and outstanding, respectively,
     unlimited share authorized of
     $.0001 par value)                    $1.00                 $1.00


See accompanying notes to financial statements.

                 EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

                                                                 34

                        NOTES TO FINANCIAL STATEMENTS
                              September 6, 1996

Note 1 - Organization

The Evergreen Institutional Money Market Fund ("Money Market") and the Evergreen Institutional Treasury Money Market Fund ("Treasury"), collectively (the "Funds"), are newly organized separate investment series of Evergreen Money Market Trust, an open end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). Money Market and Treasury are part of the Evergreen Institutional Money Market Funds. The Funds have had no operations other than the sale of 10 shares of beneficial interest of Money Market and Treasury to Evergreen Funds Distributors, Inc. ("EFD"), an affiliate of Furman Selz LLC ("Furman Selz").

Note 2 - Investment Advisory and Administration Agreements

Each Fund has agreed to enter into an investment advisory agreement with the Capital Management Group of First Union Bank of North Carolina ("First Union"), pursuant to which First Union will manage each Fund's investments. In consideration of First Union performing its obligations, the Funds will pay to First Union an investment advisory fee accrued daily and payable monthly, at an annual rate of .15 of 1% of its daily net assets.

Each Fund has agreed to enter into an administrative services agreement with Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, to provide administrative services and to supervise each Fund's daily business affairs. Each Fund will pay Evergreen Asset an administration fee accrued daily and payable monthly, at a rate based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion, .035% on the next $3 billion, .030% on the next $5 billion,
 .020% on the next $10 billion, .015% on the next $5 billion and .010% on assets in excess of $30 billion. As of September 6, 1996, the net assets for which either Evergreen Asset or First Union served as investment adviser totaled approximately $16.2 billion.

Furman Selz will serve as sub-administrator and will pay the cost of compensation of the officers of the Funds. Each Fund will pay Furman Selz a fee based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .010% on the first $7 billion, .0075% on the next
$3 billion, .005% on the next $15 billion and .004% on assets in excess of $25 billion.

                       EVERGREEN INSTITUTIONAL FUNDS
                       NOTES TO FINANCIAL STATEMENTS
                            September 6, 1996

Note 3 - Organizational Costs

First Union has agreed to advance all of the costs incurred and to be incurred in connection with the organization and initial registration of the Funds and

                                                                 35

the Funds have agreed to reimburse First Union for such costs. These costs have been deferred and will be amortized by each Fund over a period of benefit not to exceed 60 months from the date each Fund commences operations.

Note 4 - Distribution Plans

In connection with distribution plans pursuant to Rule 12b-1 of the Act, each Fund has agreed to enter into a distribution agreement (the "Agreements") with EFD whereby each Fund will compensate EFD for its services at a rate which may not exceed an annual rate of .20 of 1% of a Fund's aggregate average daily net assets. The Agreements provides that EFD will use these fees (i) to compensate broker-dealers or other persons for distributing shares of the Fund, (ii) to otherwise promote the sale of shares of the Fund, (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders.



              EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                  STATEMENT OF ASSETS AND LIABILITIES
                          September 6, 1996



                                                     Institutional
                                                       Tax Exempt
Assets:                                               Money Market
                                                          Fund
     Cash                                                $      10
     Deferred organizational expenses                       13,700
                                                            -------
        Total assets                                        13,710
                                                            -------
                                                            -------
Liabilities:

     Organizational expenses payable                        13,700



                                                                 36

Net assets:
     Paid-in Capital                                            10
                                                                --
     Net assets                                                 10
                                                                --
                                                                --

Net asset value per share based on 10
     shares of beneficial interest and
     outstanding (unlimited shares
     authorized of $.0001 par value)                        $1.00


See accompanying notes to financial statements.

                 EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                         NOTES TO FINANCIAL STATEMENT
                               September 6, 1996

Note 1 - Organization

The Evergreen Institutional Tax Exempt Market Fund (the "Fund") is a newly organized separate investment series of The Evergreen Municipal Trust, an open end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund is part of the Evergreen Institutional Money Market Funds. The Fund has had no operations other than the sale of 10 shares of beneficial interest Evergreen Funds Distributors, Inc. (EFD) an affiliate of Furman Selz LLC ("Furman Selz").

Note 2 - Investment Advisory and Administration Agreements

The Fund has agreed to enter into an investment advisory agreement with the Capital Management Group of First Union Bank of North Carolina ("First Union"), pursuant to which First Union will manage the Fund's investments. In consideration of First Union performing its obligations, the Fund will pay to First Union an investment advisory fee accrued daily and payable monthly, at an annual rate of .15 of 1% of its' daily net assets.

The Fund has agreed to enter into an administrative services agreement with Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, to provide administrative services and to supervise the Fund's daily business affairs. The Fund will pay Evergreen Asset an administration fee accrued daily and payable monthly, at a rate based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion, .035% on the next $3 billion, .030% on the next $5 billion,
 .020% on the next $10 billion, .015% on the next $5 billion and .010% on assets in excess of $30 billion. As of September 6, 1996, the net assets for which either Evergreen Asset or First Union served as investment adviser totaled approximately $16.2 billion.

Furman Selz will serve as sub-administrator and will pay the cost of compensation of the officers of the Fund. The Fund will pay Furman Selz a fee based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the

                                                                 37

following annual rates: .010% on the first $7 billion, .0075% on the next $3 billion, .005% on the next $15 billion and .004% on assets in excess of $25 billion.


Note 3 - Organizational Costs

First Union has agreed to advance all of the costs incurred and to be incurred in connection with the organization and initial registration of the Fund and the Fund has agreed to reimburse First Union for such costs. These costs have been deferred and will be amortized by each Fund over a period of benefit not to exceed 60 months from the date the Fund commences operations.

Note 4 - Distribution Plan

In connection with distribution plan pursuant to Rule 12b-1 of the Act, the Fund has agreed to enter into a distribution agreement (the "Agreement") with EFD whereby the Fund will compensate EFD for its services at a rate which may not exceed an annual rate of .20 of 1% of the Fund's aggregate average daily net assets. The Agreement provide that EFD will use this fee (i) to compensate broker-dealers or other persons for distributing shares of the Fund, (ii) to otherwise promote the sale of shares of the Fund, (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders.

APPENDIX "A"


DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:


1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.


                                                                 38

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                                                                 39


C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                                                 40


Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

                                                                 41


o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

o SP-2 Satisfactory capacity to pay principal and interest.

o SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with

                                                                 42

risk factors larger and subject to more variation.

Fitch Investors Service Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

Special Considerations Relating to Investment In Pennsylvania Municipal Issuers

The following information as to certain Pennsylvania considerations is given to investors in view of the Evergreen Pennsylvania Tax Free Money Market Fund's policy of investing primarily in securities of Pennsylvania issuers. Such information is derived from sources that are generally available to investors and is believed by the Adviser to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Pennsylvania issuers.

Employment. The industries traditionally strong in Pennsylvania, such as coal, steel and railway, have declined and account for a decreasing share of total employment. Service industries (including trade, health care, government and finance) have grown, however, contributing increasing shares to the Commonwealth's gross product and exceeding the manufacturing sector in each year since 1985 as the largest single source of employment.

While the level of Pennsylvania's population increased 2.3% from 1985 through 1993, nonagricultural employment increased by 8.0% from 1983 through 1993. In contrast, increases in U.S. nonagricultural employment have been greater for the same period, with U.S. employment increasing by 13% from 1985 through 1993. Trends in the unemployment rates of Pennsylvania and the U.S. have been similar from 1985 through 1993. From 1986 to 1990, Pennsylvania's unemployment rate was lower than the U.S. rate. For example, Pennsylvania's unemployment rate for 1989 and 1990 was 4.5% and 5.4%, respectively, while the unemployment rate for the U.S. was 5.3% and 5.5% for the same years. In 1991, 1992 and 1993, Pennsylvania's unemployment rate was 6.9%, 7.5% and 6.8% for the same years.

Commonwealth Debt. Debt service on general obligation bonds of Pennsylvania, except those issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's general fund, the recipient of all Commonwealth revenues that are not required to be deposited in other funds.

As of June 30, 1994, the Commonwealth had $5,076 million of long-term bonds outstanding, with debt for capital projects constituting the largest dollar amount. Although Pennsylvania's Constitution permits the issuance of an aggregate amount of capital project debt equal to 1.75 times the average annual tax revenues of the preceding five fiscal years, the General Assembly may authorize and historically has authorized a smaller amount. This constitutional limit does not apply to other types of Pennsylvania debt such as electorate approved debt or debt issued to rehabilitate areas affected by disaster. However, the former may be incurred only after the enactment of legislation calling for a referendum and usually specifying the purpose and amount of such debt, followed by electoral approval. Similarly, debt issued to rehabilitate a

                                                                 43


disaster area must be authorized by legislation which sets the debt limits. These statutory and constitutional limitations imposed on bonds are also applicable to bond anticipation notes.

Pennsylvania cannot use tax anticipation notes or any other form of debt to fund budget deficits between fiscal years. All year-end deficits must be funded within the succeeding fiscal year's budget. Moreover, the principal amount of tax anticipation notes issued and outstanding for the account of a fund during a fiscal year may not exceed 20 percent of that fund's estimated revenues for that fiscal year.

Moral Obligations. The debt of the Pennsylvania Housing Finance Agency ("PHFA"), a state agency which provides housing for lower and moderate income families, and certain obligations of The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospitals Authority") are the only debt bearing Pennsylvania's moral obligation. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor must place in Pennsylvania's budget for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget which the General Assembly adopts may or may not include such amount. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

In fiscal 1976, the Commonwealth purchased $32.0 million principal amount of notes from PHFA, issued for the purpose of redeeming all outstanding bond anticipation notes and paying unfunded liabilities of PHFA. All such notes have been redeemed by PHFA and the funds returned, with interest, to Pennsylvania. As of December 31, 1994, PHFA had $2,300 million of bonds and notes outstanding.

The Hospitals Authority is a municipal authority organized by the City of Philadelphia (the "City") to, inter alia, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. In 1986 the Hospitals Authority issued $20.4 million of bonds, which were refunded in 1993 by a $21.1 million bond issue of the Hospitals Authority (the "Hospitals Authority Bonds") for such facilities for the City. The Hospitals Authority Bonds are secured by leases with the City and a debt service reserve fund for which the Pennsylvania Department of Public Welfare (the "Department") has agreed with the Hospitals Authority to request in the Department's annual budget submission to the Governor, an amount of funds sufficient to alleviate any deficiency in the debt service reserve fund that may arise. The budget as finally adopted may or may not include the amount requested. If funds are paid to the Hospitals Authority, the Department will obtain certain rights in the property financed with the Hospitals Authority Bonds in return for such payment.

In response to a delay in the availability of billable beds and the revenues from these beds to pay debt service on the Hospitals Authority Bonds, PHFA agreed in June 1989 to provide a $2.2 million low interest loan to the Hospitals Authority. The loan enabled the Hospitals Authority to make all debt service payments on the Hospitals Authority Bonds during 1990. Enough beds were completed in 1991 to provide sufficient revenues to the Hospitals Authority to meet its debt service payments and to begin repaying the loan from PHFA. As of

                                                                 44

December 31, 1994, $1.64 million of the loan was outstanding.

Other Commonwealth Obligations; Pensions. Other obligations of Pennsylvania include long-term agreements with public authorities to make lease payments that are pledged as security for those authorities' revenue bonds and pension plans covering state public school and other employees. The total unfunded accrued liability under these pension plans for their fiscal years ended in 1994 was $2,950 million.

Pennsylvania Agencies. Certain Pennsylvania-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported solely by assets of, or revenues derived from the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania funds through various state-assisted programs. There can be no assurance that in the future assistance of the Commonwealth will be available to these agencies. These entities are as follows: The Delaware River Joint Toll Bridge Commission,
Delaware River Port Authority, Pennsylvania Energy Development Authority, Pennsylvania Higher Education Assistance Agency, Pennsylvania Infrastructure Investment Authority, the Pennsylvania State Public School Building Authority, the Pennsylvania Turnpike Commission, the Pennsylvania Higher Educational Facilities Authority, the Pennsylvania Industrial Development Authority, the Philadelphia Regional Port Authority and the Pennsylvania Economic Development Financing Authority.

Debt of Political Subdivisions and their Authorities. The ability of Pennsylvania's political subdivisions, such as counties, cites and school districts, to engage in general obligation borrowing without electorate approval is generally limited by their recent revenue collection experience, although generally such subdivisions can levy real property taxes unlimited as to rate or amount to repay general obligation borrowings.

Political subdivisions can issue revenue obligations which will not affect their general obligation capacity, but only if such revenue obligations are either limited as to repayment from a certain type of revenue other than tax revenues or projected to be repaid solely from project revenues.

Industrial development and municipal authorities, although created by political subdivisions, can only issue obligations payable solely from the revenues derived from the financed project. If the user of the project is a political subdivision, that subdivision's full faith and credit may back the repayment of the obligations of the industrial development or municipal authority. Often the user of the project is a nongovernmental entity, such as a not-for-profit hospital or university, a public utility or an industrial corporation, and there can be no assurance that it will meet its financial obligations or that the pledge, if any, of property financed will be adequate. Factors affecting the business of the user of the project, such as governmental efforts to control health care costs (in the case of hospitals), declining enrollment and reductions in governmental financial assistance (in the case of universities), increasing capital and operational costs (in the case of public utilities) and economic slowdowns (in the case of industrial corporations) may adversely affect the ability of the project user to pay the debt service on revenue bonds issued on its behalf.


                                                                 45
Many factors affect the financial condition of the Commonwealth and its counties, cities, school districts and other political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. As is the case with many states and cities, many of the programs of the Commonwealth and its political subdivisions, particularly human services programs, depend in part upon federal reimbursements which have been steadily declining. In recent years the Commonwealth and various of its political subdivisions (including particularly the City of Philadelphia and the City of Scranton) have encountered financial difficulty due to a slowdown in the pace of economic activity in the Commonwealth and to other factors. The Fund is unable to predict what effect, if any, such factors would have on the Fund's investments.


                                                                 46